UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 16, 2011

Cooper Industries plc
__________________________________________
(Exact name of registrant as specified in its charter)

Ireland	1-31330	98-0632292
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5 Fitzwilliam Square, Dublin 2, Ireland		2
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-209-8400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On June 16, 2011, Cooper Industries plc (“Cooper”) announced its interest to acquire all of the outstanding shares of Laird plc, a public company quoted on the London Stock Exchange. Further information regarding Cooper’s proposed acquisition of Laird plc is set forth in the Cooper press release attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

99.1 Cooper press release dated June 16, 2011 titled “Cooper Industries plc Proposed Acquisition of Laird plc”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cooper Industries plc

June 16, 2011	By:	/s/ Bruce M. Taten

Name: Bruce M. Taten
Title: Senior Vice President, General Counsel and Chief Compliance Officer

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Exhibit Index

Exhibit No.	Description

99.1	Cooper press release dated June 16, 2011 titled "Cooper Industries plc Proposed Acquisition of Laird plc"